International Bancshares Corporation (Parent Company Only) Financial Information Statements of Condition (Tables)	12 Months Ended
Dec. 31, 2020
Schedule of condensed statements of condition of Parent Company

(Dollars in Thousands)

	2020	2019
ASSETS
Cash	$66,252	$24,290
Other investments	77,661	106,284
Net loans	11,950	12,100
Investment in subsidiaries	2,167,516	2,120,391
Goodwill	3,365	3,365
Other assets	—	264
Total assets	$2,326,744	$2,266,694
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Junior subordinated deferrable interest debentures	$134,642	$134,642
Due to IBC Trading	21	21
Other liabilities	14,083	13,978
Total liabilities	148,746	148,641
Shareholders’ equity:
Common shares	96,241	96,215
Surplus	149,334	148,075
Retained earnings	2,289,626	2,200,568
Accumulated other comprehensive income (loss)	20,825	2,345
	2,556,026	2,447,203
Less cost of shares in treasury	(378,028)	(329,150)
Total shareholders’ equity	2,177,998	2,118,053
Total liabilities and shareholders’ equity	$2,326,744	$2,266,694